Exhibit 99.1

ETF MANAGERS CAPITAL, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2021 and 2020

ETF MANAGERS CAPITAL, LLC

Table of Contents

December 31, 2021

i

Independent Auditor’s Report

To the Management of ETF Managers Capital, LLC

Opinion

We have audited the financial statements of ETF Managers Capital, LLC, which comprise the statement of financial condition as of December 31, 2021, and the related statements of operations and other comprehensive income (loss), changes in members’ capital and cash flows for the year then ended, and the related notes to the financial statements. The statement of financial condition as of December 31, 2020 and the related statement of operations and other comprehensive income (loss) for the year then ended were audited by another independent registered public accounting firm whose report, dated April 27, 2021, expressed an unqualified opinion on those financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of ETF Managers Capital, LLC as of December 31, 2021, the results of its operations, changes in members capital and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of ETF Managers Capital, LLC’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about ETF Managers Capital, LLC’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

We have served as the Company’s auditor since 2021.

/s/ WithumSmith+Brown, PC

New York, New York

April 27, 2022

ETF MANAGERS CAPITAL, LLC

Statements of Financial Condition

	December 31,
	2021	2020
ASSETS
Current Assets
Cash	$157,452	$28,923
Investment in Breakwave Dry Bulk Shipping ETF	1,180	308
Due from Exchange Traded Managers Group LLC	103,700	645,748
Due from ETF Managers Group LLC	321,244	-
Due from Breakwave Dry Bulk Shipping ETF	335,359	125,454

Total Current Assets	$918,935	$800,433
LIABILITIES AND MEMBER’S CAPITAL
Current Liabilities
Service Fee Payable to Exchange Traded Managers Group LLC	$120,000	$550,000
Accounts Payable on behalf of Breakwave Dry Bulk Shipping ETF	9,536	4,509
Due to ETFMG Financial LLC	1,293	1,274
Due to Breakwave Advisors LLC	81,324	20,380
Due to ETF Managers Group LLC	83	40,808
Accrued Expenses	374,370	136,906

Total Current Liabilities	586,606	753,877
Member’s Capital	332,329	46,556

Total Liabilities and Members’ Capital	$918,935	$800,433

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

Statements of Operations and Comprehensive Income (Loss)

	For the Year Ended December 31,
	2021	2020
REVENUES
Management fees	$418,300	$536,556
Other income	6,437	-

Total revenue	424,737	536,556
EXPENSES
Parent Company Service Fee	120,000	120,000
Expenses paid on behalf on Sit Rising Rate ETF and Breakwave Dry Bulk Shipping ETF	2,987	291,545
Sit Rising Rate ETF Operating Loss	15,313	362,696
Professional Fees	-	10,000
Other Expenses	1,536	3,610

Total expenses	139,836	787,851
NET INCOME/ (LOSS)	$284,901	$(251,295)
COMPREHENSIVE INCOME /(LOSS):
Net income/ (loss)	284,901	(251,295)
Other Comprehensive Gain (Loss)
Unrealized Gain (Loss) on Investment in Breakwave Dry Bulk Shipping ETF	872	(310)
Realized Loss on Investment in Sit Rising Rate ETF	-	(122)

Total comprehensive income/(loss)	$285,773	$(251,727)

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

Statements of Cash Flows

	For the Year Ended December 31,
	2021	2020
CASH FLOWS PROVIDED BY/ USED IN OPERATING ACTIVITIES
Net income/(loss)	$284,901	$(251,295)
Adjustments to reconcile net income/(loss) to net cash provided by/used in operating activities:
Due from Exchange Traded Managers Group LLC	542,048	51,194
Due from ETF Managers Group LLC	(321,244)
Due from SIT Rising Rate ETF	-	94,204
Due from Breakwave Advisors LLC	-	18,169
Due from Breakwave Dry Bulk Shipping ETF	(209,905)	(60,146)
Service Fee payable to Exchange Traded Managers Group LLC	(430,000)	120,000
Due to ETFMG Financial LLC	19	(1,550)
Accounts Payable on behalf of Sit Rising Rate ETF and Breakwave Dry Bulk Shipping ETF	5,027	(78,258)
Due to Breakwave Advisors LLC	60,944	20,380
Accrued Expenses	237,464	70,303
Due to ETF Managers Group, LLC	(40,725)	40,808
Net cash provided by (used in) operating activities	128,529	23,809

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in Breakwave Dry Bulk Shipping ETF	(872)	310
Investment in Sit Rising Rate ETF	-	919

Net cash provided by (used in) investment activities	(872)	1,229

CASH FLOWS FROM FINANCING ACTIVITIES

Net cash from financing activities	-	-

NET CHANGE IN CASH AND CASH EQUIVALENTS	127,657	25,038
Effect of unrealized gain (loss) on Investment in Breakwave Dry Bulk Shipping ETF	872	-
Effect of unrealized gain (loss) on Investment in Sit Rising Rate ETF	-	(310)
Realized gain (loss) on investment in Sit Rising Rate ETF	-	(122)

CASH BEGINNING OF THE YEAR	28,923	4,317

CASH END OF THE YEAR	$157,452	$28,923

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

Statements of Changes in Members’ Capital

For the Year Ended December 31, 2021 and 2020

	Member’s Capital	Accumulated Other Comprehensive Income (Loss)	Total Member’s Capital
BALANCE DECEMBER 31, 2019	$298,708	$(425)	$298,283

Net Income (Loss)	(251,295)	-	(251,295)

Other Comprehensive Income:
Unrealized Holding Loss Arising During the Period	-	(310)	(310)
Realized Holding Loss Arising During the Period:		(122)	(122)

MEMBER’S CAPITAL, DECEMBER 31, 2020	$47,413	$(857)	$46,556

Net Income (Loss)	284,901	-	284,901

Other Comprehensive Income:
Unrealized Holding Gain Arising During the Period:	-	872	872

MEMBER’S CAPITAL, DECEMBER 31, 2021	$332,314	$15	$332,329

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 and 2020

(See Independent Auditor’s Report)

Note 1 - Organization and nature of business

ETF Managers Capital, LLC (the “Company”), a Delaware limited liability company, was formed June 12, 2014 and is a wholly-owned subsidiary of Exchange Traded Managers Group LLC (“ETFMG”). The Company is registered with the Commodity Futures Trading Commission as a commodity pool operator (“CPO”) and is a member of the National Futures Association (“NFA”). The Company serves as the Sponsor and Managing Owner of ETF Managers Group Commodity Trust I (the “Trust”), a Delaware series trust, of which “BDRY” or the “Fund” is currently the sole series of the Trust. BDRY commenced operations with the listing and commencement of trading of BDRY shares on the NYSE Arca on March 22, 2018.

Breakwave Advisors, LLC (“Breakwave”) is registered as a “commodity trading advisor” (“CTA”) and acts as such for BDRY.

The operations of the Company began on February 19, 2015.

RISE Closure

On October 16, 2020, the Sponsor announced that it would close and liquidate the SIT RISING RATE ETF (“RISE”) because of the then current market conditions and the Fund’s asset size. The last day the liquidated fund accepted creation orders was on October 30, 2020. Trading in RISE was suspended after the close of the NYSE Arca on October 30, 2020. Proceeds of the liquidation were sent to shareholders on November 18, 2020 (the “Distribution Date”). From October 30, 2020 through the distribution date, shares of RISE did not trade on the NYSE Arca nor was there a secondary market for the shares. Any shareholders that remained in RISE on the Distribution Date automatically had their shares redeemed for cash at the current net asset value on November 18, 2020.

During the years ended December 31, 2021 and December 31, 2020, the Company paid expenses on behalf of RISE and BDRY in the amount of $2,987 and $291,545, respectively, as disclosed in the Statements of Operations and Other Comprehensive Income (Loss). In addition, the Company bore the RISE operating loss including expenses arising subsequent to the RISE liquidation, aggregating $15,313 and $362,696, respectively during the years ended December 31, 2021 and December 31, 2020, as disclosed in the Statements of Operations and Other Comprehensive Income (Loss).

Legal Matters

ETFMG and certain other affiliates of the Company, including ETF Managers Group, LLC (the “Adviser”) were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York (SDNY) by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv 08252 (the “New York Action”). This action asserted claims for breach of contract, conversion and certain other claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172, plus prejudgment interest (the “Judgment”). In its decision, the Court in the New York Action stated that its damages award, which gave rise to the Judgment, “includes the share of profits to which Nasdaq’s venture partner PureShares was entitled”.

ETFMG filed a Notice of Appeal from the Judgment in the United States Court of Appeals for the Second Circuit on January 19, 2020, Docket No. 20-300. On October 28, 2021, Nasdaq and ETFMG entered into a Judgment Payment Agreement, which settled the matter and satisfied the Judgment. On November 1, 2021, Nasdaq recorded a Satisfaction of Judgment with the United States District Court for the Southern District of New York reflecting that the Judgment in the amount of $80,581,135 was paid in full, and ETFMG withdrew its appeal of the Judgment with prejudice before the United States Court of Appeals for the Second Circuit.

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 and 2020

(See Independent Auditor’s Report)

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (“Adviser Parties”) have been named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21. This action asserts breach of contract and tort claims arising from the same facts and circumstances, and relates to the same series of the Trust, that gave rise to the New York Action. The new action seeks damages in unspecified amounts and injunctive relief. On February 19, 2022 and February 24, 2022, the Adviser Parties and the Trust, respectively, each filed motions for an Order dismissing the complaint filed by the Plaintiffs, in part, on the basis that Plaintiffs’ claims overlap with, and are barred by, those claims previously asserted by Nasdaq (and resolved on PureShares’ behalf) in the New York Action that resulted in the judgment against the defendants, which has been satisfied. The defendants intend to vigorously defend themselves in this new action.

Note 2 – Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

(b)	Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenues and expenses and disclosure of contingent assets and liabilities during the reporting periods of the financial statements. Actual results could differ from those estimates.

(c)	Valuation of Investment in Breakwave Dry Bulk Shipping ETF

The Company values its investment in BDRY at the last quoted sales price on the NYSE Arca on the valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.

(d)	Income Taxes

ETF Managers Capital, LLC is not a tax paying entity for federal income tax purposes, and thus no income tax expense has been recorded in the financial statements. The Company is a single member limited liability company.

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 and 2020

(See Independent Auditor’s Report)

Note 3 – Revenue Recognition

The Company follows ASC Topic 606, Revenue from Contracts with Customers (“ASC Topic 606”). The revenue recognition guidance requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance requires an entity to follow a five-step model to (a) identify the contract(s) with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction to the performance obligations in the contract, and (e) recognize revenue when (or as) the entity satisfies a performance obligation. In determining the transaction price, an entity may include variable consideration only to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized would not occur when the uncertainty associated with the variable consideration is resolved.

Revenue from contracts with customers includes management fees. The recognition and measurement of revenue is based on the assessment of individual contract terms. Significant judgment is required to determine whether performance obligations are satisfied at a point in time or over time; how to allocate transaction prices where multiple performance obligations are identified, when to recognize revenue based on the appropriate measure of the Company’s progress under the contract; and whether constraints on variable consideration should be applied due to uncertain future events.

Accounts receivable arise when the Company has an unconditional right to receive payment under a contract with a customer and are derecognized when the cash is received. As of December 31, 2021, and December 31, 2020 there were accounts receivable of $335,359, and $125,454, respectively. Substantially all accounts receivable balances are with related parties (see Note 4).

Note 4 – Related Party Transactions

BDRY pays the Company an annual Sponsor Fee, monthly in arrears, in an amount calculated as the greater of 0.15% of its average daily net assets, or $125,000. BDRY also paid an annual fee to Breakwave, monthly in arrears, in an amount equal to 1.45% of BDRY’s average daily net assets. Breakwave has agreed to waive its CTA fee to the extent necessary, and the Company has voluntarily agreed to correspondingly assume the remaining expenses of BDRY such that Fund expenses do not exceed an annual rate of 3.50%, excluding brokerage commissions and interest expense, of the value of BDRY’s average daily net assets (the “BDRY Expense Cap”). The assumption of expenses by the Sponsor and waiver of BDRY’s CTA fee are contractual on the part of the Sponsor and Breakwave, respectively, through September 30, 2023. At December 31, 2021 and December 31, 2020, BDRY owed to Breakwave, $81,324 and $20,380, respectively, as disclosed in the Statements of Financial Condition.

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 and 2020

(See Independent Auditor’s Report)

In addition to the Sponsor fee, the Company receives additional fees from the Fund for providing necessary services for its operations. For the years ended December 31, 2021 and December 31, 2020, the Company received the following fees:

	2021	2020
Sponsor Fees	$137,626	$187,536
Legal Fees	45,000	70,000
Regulatory Reporting Fees	25,000	45,822
Chief Compliance Officer Fees	25,000	45,822
Principal Officer Fees	25,000	45,822
Insurance Fees	15,000	30,000
Website and Marketing Fees	15,000	27,500
Wholesale Support Fees	130,674	84,054

Total Management Fees	$418,300	$536,556

Breakwave had agreed to deposit with the Company such amounts as are necessary to enable the Company to assume the expenses of the Fund pursuant to the Expense Cap. At December 31, 2021 and December 31, 2020, the Company held $-0- and $-0-, respectively, in an expense reimbursement account representing the balance of such deposit account for the payment of assumed expenses of the Fund. In addition, the Company waived reimbursement of assumed expenses by Breakwave in the amount of $-0- and $73,301 for the years ended December 31, 2021 and December 31, 2020, respectively.

The waiver of BDRY’s CTA fees, pursuant to the undertaking, amounted to $20,752 and $62,988 for the years ended December 31, 2021 and December 31, 2020, respectively.

BDRY currently accrues its daily expenses up to the Expense Cap, or if less, at accrual estimates. At the end of each month, the accrued amount is remitted to the Company as the Company has assumed, and is responsible for the payment of the routine operational, administrative and other ordinary expenses of the Fund in excess of the Fund’s Expense Cap, which in the case of RISE through November 18, 2020, the date of liquidation, aggregated $328,467, and in the case of BDRY, aggregated $0 and $67,532 for the years ended December 31, 2021 and December 31, 2020, respectively.

The routine operational, administrative and other ordinary expenses of RISE, through November 18, 2020, the date of liquidation, aggregated $414,131 of which $205,693 were for services provided by the Company and its affiliates.

The routine operational, administrative and other ordinary expenses of BDRY aggregated $2,981,504 and $1,217,380 for the years ended December 31, 2021 and December 31, 2020, respectively, of which $418,300 and $330,863, respectively, were for services provided by the Company and its affiliates.

The Funds pay ETFMG Financial LLC. (“Distributor”), an affiliate of the Company, an annual fee for statutory and wholesaling distribution services and related administrative services equal to the greater of $15,000 or 0.02% of the Fund’s average daily net assets, payable monthly. Pursuant to the Marketing Agent Agreement between the Company, the Fund and the Distributor, the Distributor assists the Company and the applicable Fund with certain functions and duties relating to distribution and marketing services to the Fund, including reviewing and approving marketing materials and certain regulatory compliance matters. The Distributor also assists with the processing of creation and redemption orders.

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 and 2020

(See Independent Auditor’s Report)

For the years ended December 31, 2021 and December 31, 2020, the Company paid the Distributor, on behalf of the Fund, and RISE through November 18, 2020, the date of liquidation, $17,429 and $28,628, respectively, in distribution and related administrative services. As of December 31, 2021 and December 31, 2020, the Company owed to the Distributor, $1,293 and $1,274, respectively, as disclosed in the Statements of Financial Condition.

BDRY pays the Sponsor an annual fee for wholesale support services of $25,000 plus 0.12% of BDRY’s average daily net assets, payable monthly.

BDRY paid the Sponsor $112,582 and $23,234 in wholesale support fees for the years ended December 31, 2021 and December 31, 2020, respectively. RISE paid the Sponsor $4,162 in wholesale support fees through November 18, 2020, the date of liquidation.

The Company paid ETFMG a parent company service fee at the rate of $10,000 per month effective January 1, 2019 for providing it with the office space and personnel necessary to fulfill its responsibilities as Sponsor of the Fund. For the years ended December 31, 2021 and December 31, 2020, the parent service fee aggregated $120,000 and $120,000, respectively.

Due to and from related parties as shown on the Statements of Financial Condition, represent amounts payable or receivable from the Sponsor and its affiliates, Exchange Traded Managers Group, LLC and ETF Managers Group, LLC.

The Company owns 40 Shares of BDRY.

These Shares were issued to the Company in exchange for its initial capital contribution to the Fund and represent units of beneficial interest in and ownership of the Fund.

Expenses incurred in connection with organizing the Fund and the offering of the Shares upon the commencement of its operations were paid by ETFMG, the parent and sole owner of the Company.

Expenses incurred in connection with the continuous offering of Shares of the Fund are the responsibility of the Fund.

Note 5 – Subsequent Events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. See Note 1 – Legal matters.